Exhibit 10.4

November 16, 2023

Holder of Warrants to Purchase Common Stock set forth on Exhibit A attached hereto

Re: Amendment to Existing Warrants

Dear Holder:

Reference is hereby made to the conversion of the promissory note into equity on the date hereof (the “Debt Conversion”) by Heart Test Laboratories, Inc., (the “Company”) and John Q. Adams. Snr. (“Holder”).

This letter confirms that, in contemporaneous with the Debt Conversion, the Company hereby amends, effective as of the closing of the Debt Conversion and upon the satisfaction of the other terms and conditions referenced below, the warrants to purchase Common Stock, par value $0.001 per share, of the Company set forth on Exhibit A hereto (the “Existing Warrants”) by reducing the Exercise Price (as defined therein) of the Existing Warrants to $0.16 per share (the “Warrant Amendment”).

Except as expressly set forth herein, the terms and provisions of the Existing Warrants shall remain in full force and effect after the execution of this letter and shall not be in any way changed, modified or superseded except by the terms set forth herein.

From and after the effectiveness of the Warrant Amendment, the Company agrees to promptly deliver to the Holder, upon request, amended Existing Warrants that reflect the Warrant Amendments in exchange for the surrender for cancellation of the Holder’s Existing Warrants to be amended as provided herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HEART TEST LABORATORIES, INC.

By:	/s/ Andrew Simpson
Name:	Andrew Simpson
Title:	Chief Executive Officer

Name of Holder: John Q. Adams Snr.

Signature of Authorized Signatory of Holder: /s/ John Q. Adams Snr.

Name of Authorized Signatory: John Q. Adams Snr.

[Signature Page to Heart Test Laboratories, Inc. Warrant Amendment Agreement]

EXHIBIT A

EXISTING WARRANTS

Transaction/Warrant Date	Shares	Strike Price
November 17, 2021	7,575	$2.89
October 2, 2023	100,000	$0.44